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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  JULY 6, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         COLORADO                      000-51443                84-1573852
     (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      Termination of Certifying Accountants
      -------------------------------------

      On July 6, 2007, we notified Comiskey & Company, P.C. ("Comiskey"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were dismissing Comiskey.

      Our decision to change accountants was approved by our audit committee and board of directors. The reason for the change was to allow us to engage a larger firm with offices in our local area that we believe has greater resources to provide us with the auditing and tax services we require.

      The audit report dated March 17, 2007 of Comiskey on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report contained a separate paragraph stating:

            The accompanying financial statements are presented assuming the company will continue as a going concern. As more fully described in
      Note 1 to the financial statements, the Company has sustained accumulated losses from operations totaling more than $58,500,000 at December 31, 2006. This condition, and the fact that the Company has had no significant sales of its products to date, raise substantial doubt about its ability to continue as a going concern. Management's plans to address these conditions are also set forth in Note 1 to the financial statements. The accompanying financial statements do not include any adjustments which might be necessary if the Company is unable to continue.

      During the years ended December 31, 2006 and 2005 and the subsequent interim period through July 6, 2007, there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Comiskey's satisfaction, would have caused Comiskey to make reference to the subject matter of the disagreement in connection with its report.

      We provided Comiskey with a copy of the disclosures we are making in this
Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Comiskey's letter to the Securities and Exchange Commission, dated July 11, 2007, regarding these statements.

      Engagement of New Certifying Accountants
      ----------------------------------------

      On July 6, 2007, we engaged Stonefield Josephson, Inc. ("Stonefield") as our new independent auditors. We have not consulted with Stonefield during the two most recent fiscal years and through July 6, 2007 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements or as to any disagreement or event as described in Item 304(a)(1)(iv) of Regulation S-B under the Securities Act of 1933, as amended.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Financial Statements of Businesses Acquired.
             --------------------------------------------

             Not applicable.

       (b)   Pro Forma Financial Information.
             --------------------------------

             Not applicable.

       (c)   Shell Company Transactions.
             ---------------------------

             Not applicable.

       (d)   Exhibits.
             ---------

             Number     Description
             ------     -----------

              16.1 Letter dated July 11, 2007 from Comiskey & Company, P.C. regarding change in certifying accountant




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2007                      RAPTOR NETWORKS TECHNOLOGY, INC.


                                         By: /s/ Bob van Leyen
                                             ------------------------------
                                             Bob van Leyen
                                             Chief Financial Officer







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                        EXHIBITS ATTACHED TO THIS REPORT


Number       Description
------       -----------

 16.1 Letter dated July 11, 2007 from Comiskey & Company, P.C. regarding change in certifying accountant





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